THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Level Advantage 2®  Advisory Index-Linked Annuity

Supplement dated July 22, 2025 to the
Summary Prospectus for New Investors dated May 1, 2025

This supplement to your Lincoln Level Advantage 2® Index-Linked Annuity summary prospectus describes an overview of changes to who can invest, changing Annuitants, and the Guarantee of Principal Death Benefit.  All other provisions outlined in your prospectus, as supplemented, remain unchanged.

OVERVIEW OF CHANGES

For all contracts purchased on or after August 18, 2025, the following changes will apply:

•	At the time of issue, the Contractowner, joint owner and Annuitant must be under age 91 (subject to state availability and broker-dealer approval).
•
You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 91 (subject to state availability and broker-dealer approval).

•	The Guarantee of Principal Death Benefit rider, available for ages up to an including age 85, must be elected at issue.
You can obtain information about your Contract, including the prospectus, by contacting your financial professional, online at www.lfg.com/vaprospectus, or by sending an email request to CustServSupportTeam@lfg.com.

Please keep this supplement for future reference.